UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2017

ACXIOM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-13163	71-0581897
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

301 E. Dave Ward Drive		72032
Conway, Arkansas		(Zip Code)
(Address of principal executive offices)
501-342-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).☐
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 below, at the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) of Acxiom Corporation (the “Company”), the Company’s stockholders approved an increase in the number of shares available for issuance under the Company’s Amended and Restated 2005 Equity Compensation Plan (the “2005 Plan”) by 4,450,000 to 32,875,000 shares. A summary of the material terms of the 2005 Plan, as amended and restated, is set forth on pages 17 through 26 of the Company’s Definitive Proxy Statement on Schedule 14A for the 2017 Annual Meeting, which was filed with the Securities and Exchange Commission (the “Commission”) on June 29, 2017 (the “Proxy Statement”), as supplemented by the Company’s Definitive Additional Materials on Schedule 14A filed with the Commission on July 14, 2017, and is incorporated herein by reference. That summary, as supplemented, and the foregoing description of the 2005 Plan are qualified in their entirety by reference to the text of the 2005 Plan, as amended and restated, which is incorporated herein by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on August 4, 2017.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting was held on August 8, 2017, at 10:30 a.m. PDT at the Company’s Redwood City office located at 100 Redwood Shores Parkway, Redwood City, California 94065 and via the Internet at www.virtualshareholdermeeting.com/ACXM17. The Company’s stockholders voted on five proposals, and the final voting results for each of the proposals are described below.

1.    Election of Directors. Timothy R. Cadogan, William T. Dillard II and Scott E. Howe were elected to the Company’s board of directors for three-year terms expiring at the 2020 Annual Meeting of Stockholders by the following votes:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Timothy R. Cadogan	68,386,234	1,007,702	83,379	5,677,813
William T. Dillard II	58,463,768	10,933,426	80,121	5,677,813
Scott E. Howe	68,889,423	510,768	77,124	5,677,813

2.    Proposal to Amend the 2005 Equity Compensation Plan to Increase the Number of Shares Available for Issuance Under the 2005 Plan and to Re-approve its Performance Goals. The stockholders approved an increase of 4,450,000 shares in the number of shares available for issuance under the 2005 Plan and re-approved the material terms of the performance goals under the 2005 Plan by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
64,623,413	4,712,523	141,379	5,677,813

3.    Advisory Vote to Approve Named Executive Officer Compensation. The stockholders approved, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
65,694,466	3,675,804	107,045	5,677,813

4.    Advisory Vote on Frequency of Future Advisory Votes on Named Executive Officer Compensation. The stockholders approved, on an advisory basis, a frequency of every year for future advisory votes regarding the compensation of the Company’s Named Executive Officers by the following votes:

Every Year	Every Two Years	Every Three Years	Votes Abstained	Broker Non-Votes
58,677,363	46,551	10,719,830	33,571	5,677,813

The Company has considered the outcome of this advisory vote and has determined, as was recommended by the Company’s board of directors in the Proxy Statement, that the Company will hold future advisory votes to approve the compensation of the Company’s Named Executive Officers on an annual basis until the occurrence of the next advisory vote on the frequency of such votes, which is required to occur no later than the Company’s 2023 Annual Meeting of Stockholders.

5.    Ratification of Independent Registered Public Accountant. The stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2018 by the following votes:

Votes For	Votes Against	Votes Abstained
74,275,907	798,671	80,550

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Amended and Restated 2005 Equity Compensation Plan of Acxiom Corporation (previously filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on August 4, 2017, Commission File No. 0-13163, and incorporated herein by reference)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 11, 2017

ACXIOM CORPORATION

By:    /s/ Jerry C. Jones

Name:	Jerry C. Jones

Title:	Chief Ethics and Legal Officer, Executive Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amended and Restated 2005 Equity Compensation Plan of Acxiom Corporation (previously filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on August 4, 2017, Commission File No. 0-13163, and incorporated herein by reference)